Exhibit 10.1.3

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

Pursuant to Instruction 2 to Item 601 of Regulation S-K, NeuStar, Inc. has filed an agreement with the Northeast Carrier Acquisition Company, LLC, which is one of seven agreements that are substantially identical in all material respects other than the parties to the agreements. North American Portability Management, LLC succeeded to the interests of Northeast Carrier Acquisition Company, LLC and each of the other entities listed below. The following list identifies the other parties to the six agreements that have been omitted pursuant to Instruction 2 to Item 601:

•	LNP, LLC (Midwest)

•	Southwest Region Portability Company, LLC

•	Western Region Telephone Number Portability, LLC

•	Southeast Number Portability Administration Company, LLC

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	West Coast Portability Services, LLC

AMENDED AND RESTATED
AMENDMENT
TO

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

CONTRACTOR SERVICES AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

FOR
INTERMODAL PORTED TELEPHONE NUMBER IDENTIFICATION SERVICE

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

AMENDED AND RESTATED
AMENDMENT
TO
CONTRACTOR SERVICES AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER/SERVICE MANAGEMENT SYSTEM
FOR
INTERMODAL PORTED TELEPHONE NUMBER IDENTIFICATION SERVICE

1.	PARTIES
This Revision 2 to Amendment No. 48 (this “Amendment”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Agreement for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the Amendment Effective Date (the “Master Agreement”), by and between NeuStar, Inc., a Delaware corporation (“Contractor”), and the North American Portability Management LLC, a Delaware limited liability company (the “Customer”), as the successor in interest to and on behalf of Northeast Carrier Acquisition Company, LLC ( the “Subscribing Customer”).
2.EFFECTIVENESS AND SUBSCRIBING CUSTOMERS
This Amendment shall be effective as of the last date of execution below (the “Amendment Effective Date”), conditioned upon execution by Contractor and Customer on behalf of all the limited liability companies listed below for the separate United States Service Areas (the “Subscribing Customers”).

•	LNP, LLC (Midwest)

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC
The number in the upper left-hand corner refers to this Amendment. Capitalized terms used herein without definition or which do not specifically reference another agreement shall have the meanings as defined in the Master Agreement.

3.	CONSIDERATION RECITAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

In consideration of the terms and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and Customer agree as set forth in this Amendment.

4.	REASON FOR THIS AMENDMENT
4.1    Requests for User Data. The United States Federal Communications Commission (the "FCC") has by order implementing the Telephone Consumer Protection Act of 1991 (the “TCPA”) adopted rules, including those set forth in 47 C.F.R. Sec. 64.1200, (together with the TCPA, the "TCPA Rules"), prohibiting the initiation of telephone calls (other than a call made for emergency purposes or made with the prior express consent of the called party) using automatic telephone dialing systems or an artificial or prerecorded voice to telephone numbers assigned to a paging service, cellular telephone service, specialized mobile radio service, or other radio common carrier service, or any service for which the called party is charged for the call (referred to herein as “TCPA Prohibited Conduct”). As a result, for the purpose of avoiding engaging in TCPA Prohibited Conduct, various parties have requested that Contractor provide portions of User Data to them.
4.2    Limitations on Disclosure and Use of Confidential Information and User Data. Both the Master Contract and the User Agreement restrict the disclosure and use of User Data. User Data is provided to Contractor by respective Users pursuant to the terms and conditions of the User Agreement. Pursuant to Section 6.1(k) of the User Agreement, Contractor expressly accepts the obligation to maintain the confidentiality of User Data as provided in Article 15 of the Master Agreement. Further, Section 7.6 of the User Agreement expressly prohibits Users from engaging in specific enumerated conduct with respect to the User Data of other Users. Accordingly, questions have arisen with respect to the allowability under the Master Agreement and the User Agreement of providing any portions of User Data to parties requesting it for the purpose of avoiding engaging in TCPA Prohibited Conduct.
4.3    Background
The Parties executed Amendment No. 48, effective the 2nd day of April, 2004, to amend the Master Agreement to authorize the provision to qualified recipients a defined subset of User Data for the sole and exclusive purpose of avoiding TCPA Prohibited Conduct.
A proposed Revision 1 to Amendment No. 48 for the modification of the compensation structure was previously proposed, but withdrawn by the Parties.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

This Revision 2 to Amendment No. 48 amends and restates Amendment No. 48 to clarify in Section 15.7(i)(iv) of the Master Agreement the standard for evaluating the reasonableness and accuracy of Contractor’s proposal for ensuring that Contractor’s continuing aggregate compensation thereunder satisfies Section 15.7(i).

5.	CLARIFICATION OF OPERATION OF MASTER AGREEMENT AND USER AGREEMENT
After careful consideration, Customer and Contractor desire to amend the Master Agreement by this Amendment to clarify the operation of the Master Agreement and the User Agreement with respect solely to requests for specified portions of User Data to be used by such requesting parties to avoid engaging in TCPA Prohibited Conduct. Accordingly, the Master Agreement is hereby amended as of the Amendment Effective Date by the addition of new Section 15.7 to follow immediately after existing Section 15.6, such new Section 15.7 to read in its entirety as follows:
15.7    Intermodal Ported TN ID Services
(a)    Scope. Notwithstanding the foregoing provisions of this Article 15, Contractor is authorized in accordance with this Section 15.7 to provide certain User Data elements to any entity making a request to Contractor in writing and who satisfies the requirements and conditions set forth in this Section 15.7 (referred to herein as a “Qualified Limited User Data Recipient”). The provision of such User Data elements to Qualified Limited User Data Recipients pursuant to the requirements and conditions of this Section 15.7 shall be referred to as the “Intermodal Ported Telephone Number Identification Service,” or “Intermodal Ported TN ID Service,” for short. The Intermodal Ported TN ID Service contemplated hereunder is neither Services, Additional Services, nor an Enhancement, as those terms are defined in this Agreement. Accordingly, and for all purposes of this Agreement, the Intermodal Ported TN ID Service shall not (1) be considered in the definition of or to constitute Services, NPAC/SMS services, or Additional Services under this Agreement or to constitute access or use of Services, NPAC/SMS services or Additional Services under this Agreement, (2) be subject to the requirements and provisions of Article 13 of this Agreement, (3) be considered in the definition of or to constitute a User Enhancement or a Custom Enhancement under this Agreement. It is the intention of the Customer and the Contractor that the Intermodal Ported TN ID Service is allowable under this Agreement and the User Agreement in furtherance of law, rule, regulation or order of the Federal Communications

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

Commission or other regulatory agencies having jurisdiction over the NPAC/SMS Service.
(b)    Intermodal Ported TN ID Service Agreement. The Intermodal Ported TN ID Service shall only be provided to Qualified Limited User Data Recipients, as determined in accordance with this Section 15.7, after execution and delivery of an agreement satisfying the requirements set forth in Section 15.7(f), in substantially the form of Exhibit O attached hereto and made a part hereof, and as it may be amended from time to time in accordance with or permitted by this Section 15.7 (the “Intermodal Ported TN ID Service Agreement”). Contractor shall have the right to amend or to change any provision of the Intermodal Ported TN ID Service Agreement which is not required under Section 15.7(f) and which is not otherwise in violation or breach of this Agreement, including this Section 15.7; provided, however that Contractor shall provide Customer with at least thirty (30) days advance written notice of any such allowable change or revision to the Intermodal Ported TN ID Service Agreement; and provided, further, that changes or amendments to those provisions in the Intermodal Ported TN ID Service Agreement which are required under Section 15.7(f) may be made and shall only be effective upon the advance written agreement of Customer and the Contractor. In consideration for providing the Intermodal Ported TN ID Service in accordance with the Intermodal Ported TN ID Service Agreement and this Section 15.7, Contractor shall be compensated directly and exclusively from each respective Qualified Limited User Data Recipient in accordance with Section 15.7(i). Customer shall not unreasonably withhold consent to Customer requests for the use of alternative versions of the Intermodal Ported TN ID Service Agreement for differently situated Qualified Limited User Data Recipients, so long as those agreements otherwise comply with the requirements of this Section 15.7.
(c)    Relationship to User Agreements. Nothing in this Section 15.7 shall supersede the rights of any User under a User Agreement with respect to that User’s User Data and other User’s User Data, and nothing in this Section 15.7 shall alter or otherwise change the acknowledgment and agreement under Section 7.8 of the User Agreement and Section 15.1 of this Agreement that all User Data shall remain the property of the User furnishing it to Contractor. Accordingly, Customer and Contractor hereby agree and acknowledge that a User (and User’s properly authorized agents, attorneys, and legal representatives) may obtain and use User Data pursuant to the terms of the User Agreement for the purpose of ensuring that such User does not

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

itself engage in TCPA Prohibited Conduct (as defined below in Section 15.7(f)(2)) without being subject to this Section 15.7 or being required to enter into an the Intermodal Ported TN ID Service Agreement and at no additional charge other than as provided in the User Agreement. In addition, Customer and Contractor further hereby agree and acknowledge that a User may obtain and disclose or otherwise make available to a Third Party that is an “Affiliate” of the User (referred to as an “Affiliated Third Party”) User Data for the purpose of ensuring that such Affiliated Third Party does not itself engage in TCPA Prohibited Conduct (as defined below in Section 15.7(f)(2)), without being subject to this Section 15.7 or being required to enter into an Intermodal Ported TN ID Service Agreement and at no additional charge; provided, however, that the obtaining, disclosure and otherwise making available of such User Data by a User to an Affiliate Third Party shall not be considered in violation of Section 7.6 of the User Agreement and shall be considered in satisfaction of Article 9 of the User Agreement, only so long as such User certifies to Contractor that such Affiliated Third Party is an Affiliate of the User and such Affiliated Third Party executes a confidentiality agreement directly with Contractor, as set forth in Section 15.6 of this Agreement, which confidentiality agreement shall include the substantive restrictions set forth in this Article 15 and shall otherwise be in a form reasonably satisfactory to Contractor and Customer. For purposes of the foregoing sentence, an “Affiliate” of a User is any entity, directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the respective User, and the term “control” for purposes of determining an “Affiliate” shall mean either the right to exercise, directly or indirectly, more than ten percent (10%) of the voting rights attributable to the controlled entity or the ownership, directly or indirectly, of more than ten percent (10%) of the total interest in the profits or losses of the controlled entity.
(d)    Relationship to NPAC/SMS Services. The Contractor and the Customer expressly agree and acknowledge that the Intermodal Ported TN ID Service shall only be offered so long as it does not adversely affect the operation and performance of the NPAC/SMS and the delivery of Services pursuant to this Agreement, and accordingly, the provision of Services under the terms and conditions of this Agreement other than this Section 15.7 shall take priority to the provision of the Intermodal Ported TN ID Service. Further, in addition to causes for termination of this Agreement and the User Agreement set forth in this Agreement and the User Agreement, the provision of the Intermodal Ported TN ID Service and all Intermodal Ported TN ID Service Agreements may be terminated upon the occurrence of those events

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

set forth in Section 15.7(l). If Contractor establishes an Intermodal Ported TN ID Service help desk, the telephone number for such help desk shall be different than any current telephone number for a NPAC/SMS help desk and such costs not be included in any charges with respect to the Services.
(e)    Inapplicability of Service Levels, GEP Elements and Benchmarking Process. Contractor and Customer expressly agree and acknowledge that Contractor’s provision of the Intermodal Ported TN ID Service hereunder shall not be subject to any separate Service Level Requirements under Article 8 of this Agreement and Exhibit G, to any Benchmarking Process under Article 7 of this Agreement, or to the Gateway Evaluation Process under Article 32 of this Agreement, and thus no separate Service Levels, GEP Elements or Benchmarking Process are hereby established with respect to the provision of the Intermodal Ported TN ID Services Notwithstanding the foregoing, the effect and consequences on the Services from the provision of the Intermodal Ported TN ID Service shall be included in evaluating the obligations of Contractor with respect to the Service Levels under Article 8 and the GEP Elements under Article 32, including but not limited to all the remedies and recourses resulting from Contractor’s failure or noncompliance under this Agreement and the User Agreement.
(f)    Required Provisions of Intermodal Ported TN ID Service Agreement. Each Intermodal Ported TN ID Service Agreement shall be only between the Contractor and the Qualified Limited User Data Recipient and, in addition to containing provisions customary in commercial contracts of this nature, must contain provisions specifying the following:
(i)    User Data Elements Provided. Contractor shall make available, by whatever manner and format Contractor considers commercially feasible, and not more frequently than daily, two (2) files consisting of lists of intermodal ports of TNs since November 24, 2003, segregated between wireline to wireless ports and wireless to wireline ports (“Intermodal Ports”) for each of the of the 7 Service Areas, on a password secure Web/FTP site for downloading by the Qualified Limited User Data Recipient. The data elements of such Intermodal Ports shall consist exclusively of TNs, and no other User Data elements. Contractor shall not provide the Qualified Limited User Data Recipient direct access to the NPAC or any other User Data elements.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

(ii)    Specified Exclusive Use. The United States Federal Communications Commission (the "FCC") has by order implementing the Telephone Consumer Protection Act of 1991 (the “TCPA”) adopted rules, including those set forth in 47 C.F.R. Sec. 64.1200, (together with the TCPA, the “TCPA Rules”), prohibiting the initiation of telephone calls (other than a call made for emergency purposes or made with the prior express consent of the called party) using automatic telephone dialing systems or an artificial or prerecorded voice to telephone numbers (TNs) assigned to a paging service, cellular telephone service, specialized mobile radio service, or other radio common carrier service, or any service for which the called party is charged for the call (referred to herein as “TCPA Prohibited Conduct”). Accordingly, the Intermodal Ports shall be considered Confidential Information and shall only be provided to a Qualified Limited User Data Recipient for the sole purposes of either (A) permitting that Qualified Limited User Data Recipient to avoid engaging in TCPA Prohibited Conduct by verifying whether TNs are assigned to a paging service, cellular telephone service, specialized mobile radio service, or other radio common carrier service, or any service for which the called party is charged for the call or (B) allowing that Qualified Limited User Data Recipient to disclose, sell, assign, lease or otherwise provide to any other party (referred to as a “Second Tier Limited User Data Recipient”) to permit such a Second Tier Limited User Data Recipient to avoid engaging in TCPA Prohibited Conduct by verifying whether TNs are assigned to a paging service, cellular telephone service, specialized mobile radio service, or other radio common carrier service, or any service for which the called party is charged for the call. Other than the foregoing, the Qualified Limited User Data Recipient and the Second Tier Limited User Data Recipient shall be absolutely prohibited, subject to damages and injunctive relief, from (a) disclosing, selling, assigning, leasing or otherwise providing to any other party the Intermodal Ports, including to a local service management system or other party or public database, or (b) commercially exploiting the Intermodal Ports in any way, including by way of example and not limitation, for resale or marketing purposes.
(iii)    Compliance with Laws. The Qualified Limited User Data Recipient shall be required to comply with all applicable laws, orders

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

and regulations applicable, including those applicable to the NPAC/SMS, including User Data.
(iv)    Acknowledgment of Non-liability of Customer and Users. Both Contractor and the Qualified Limited User Data Recipient shall agree and expressly acknowledge the rights of termination under this Agreement, including by reason of Section 15.7(l), the absolute exclusions from liability with respect to Customer and the exclusion from liability with respect to Users and End-Users for any amounts that would have otherwise been due and payable by such Qualified Limited User Data Recipient under the terms and conditions of the Intermodal Ported TN ID Service Agreements or as a result of the provision the Intermodal Ported TN ID Service upon the termination of the provision the Intermodal Ported TN ID Service (the “Unpaid Intermodal Charges”) without an explicit rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Agreement directing the responsibility and liability for payment of those Unpaid Intermodal Charges by Users or End Users.
(v)    Other Termination. Both Contractor and the Qualified Limited User Data Recipient shall agree and expressly acknowledge that, in addition to the rights of termination under this Agreement, including by reason of Section 15.7(l), the Intermodal Ported TN ID Service Agreement may be terminated by either Contractor or the Qualified Limited User Data Recipient with sixty (60) days advance written notice for any reason or for no reason at all, but that the restrictions with respect to User Data and Intermodal Ports shall survive such termination.
(vi)    Liability, Indemnification and Dispute Resolution. The Intermodal Ported TN ID Service Agreement shall contain liability, indemnification and dispute resolution terms and conditions customary in the industry for like services.
(vii)     Compensation. Subject to Section 15.7(i) of this Agreement, Contractor may charge compensation and the Qualified Limited User Data Recipient shall agree to pay such compensation for the provision of the Intermodal Ported TN ID Service.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

(viii)     Continuing Qualification. The Qualified Limited User Data Recipient agrees to the continuing qualification process set forth in Section 15.7(h)(iii).
(g)    Remain User Data. The Intermodal Ports, being provided as part of the Intermodal Ported TN ID Service, being User Data, shall remain User Data and Confidential Information.
(h)    Qualification and Continuing Qualification Process. Contractor shall not provide Intermodal Ported TN ID Service to any party, whether a User or otherwise, unless pursuant to this Section 15.7(h) such party qualifies, and continues to qualify during the time such Intermodal Ported TN ID Service is provided to such party, as a Qualified Limited User Data Recipient, and such party enters into and executes the Intermodal Ported TN ID Service Agreement.
(i)    Application. Any party requesting the Intermodal Ported TN ID Service shall be required to complete an application. Such an application will require the applying party to identify the User Data which it is requesting, the intended use of the Intermodal Ports to be received through the Intermodal Ported TN ID Service and any all Second Tier Limited User Data Recipients to whom such party intends to disclose, sell, assign, lease or otherwise provide the requested User Data.
(ii)    Evaluation of Qualification. Based upon this application, Contractor shall determine, based upon a good-faith, reasonable interpretation of the information provided by such applicant, (A) whether the User Data requested constitutes solely Intermodal Ports, AND (B) whether the intended use of the requested User Data is for the sole purposes of either (I) permitting that applicant as a Qualified Limited User Data Recipient to avoid engaging in TCPA Prohibited Conduct by verifying whether TNs are assigned to a paging service, cellular telephone service, specialized mobile radio service, or other radio common carrier service, or any service for which the called party is charged for the call or (II) allowing that applicant as a Qualified Limited User Data Recipient to disclose, sell, assign, lease or otherwise provide to another third party who qualify as Second Tier Limited User Data Recipients who shall use the User Data only to avoid engaging in TCPA Prohibited Conduct by verifying whether

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

TNs are assigned to a paging service, cellular telephone service, specialized mobile radio service, or other radio common carrier service, or any service for which the called party is charged for the call. If Contractor is able to make both determinations set forth in clauses (A) and (B) of the preceding sentence AND PROVIDED FURTHER THAT the applicant is otherwise not already a Second Tier Limited User Data Recipient AND no Second Tier Limited User Data Recipient identified in such applicant application is already itself a Qualified Limited User Data Recipient, then upon execution by both Contractor and the applicant of the Intermodal Ported TN ID Service Agreement, such applicant shall be considered a Qualified Limited User Data Recipient. Contractor shall have no duty to investigate the accuracy of any information provided by an applicant on such application. If Contractor is unsure whether a party qualifies as a Qualified Limited User Data Recipient, Contractor shall refer such application to Customer for its decision before entering into an Intermodal Ported TN ID Service Agreement with such party, which shall be binding.
(iii) Continued Qualification Process. Contractor shall require each Qualified Limited User Data Recipient on the anniversary date of its execution of the Intermodal Ported TN ID Service Agreement to certify to Contractor the following: (A) that it is in full compliance with the terms and conditions of the Intermodal Ported TN ID Service Agreement, (B) that it intends in the upcoming year to continue to comply with the terms and conditions of the Intermodal Ported TN ID Service Agreement and (C) if it is providing Intermodal Ports to Second Tier Limited User Data Recipients, that (I) all such Second Tier Limited User Data Recipients have agreed to use the User Data only to avoid engaging in TCPA Prohibited Conduct by verifying whether TNs are assigned to a paging service, cellular telephone service, specialized mobile radio service, or other radio common carrier service, or any service for which the called party is charged for the call and (II) either the identity of those Second Tier Limited User Data Recipients has not changed since the later of the original execution of the Intermodal Ported TN ID Service Agreement or the last preceding certification or listing the additions and deletions to that list of Second Tier Limited User Data Recipients. If a Qualified Limited User Data Recipient fails to deliver such certification on such date to Contractor, or if Contractor determines, by reason of the

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

certification or otherwise, that such party no longer qualifies as a Qualified Limited User Data Recipient, or if such party breaches any of the obligations of the Intermodal Ported TN ID Service Agreement, then Contractor shall notify Customer and shall take appropriate action, including, without limitation, immediately discontinuing the delivery of Intermodal Ports to such parity, terminating the Intermodal Ported TN ID Service Agreement and seeking appropriate damages and remedies thereunder.
(iv)     Quarterly Reports. At no additional charge, Contractor shall provide to Customer a quarterly report listing all applicants for the Intermodal Ported TN ID Service during the preceding quarter, and all current Qualified Limited User Data Recipients and Second Tier Limited User Data Recipients, which report shall set forth in a separate section all new Qualified Limited User Data Recipients and Second Tier Limited User Data Recipients since the last report.

(i)	Compensation
(i)Basis for Compensation. Contractor shall not be entitled to compensation of any kind under this Section 15.7 from Customer, Subscribing Customer, Users or End-Users, and shall look solely to the respective Qualified Limited User Data Recipients for any and all compensation for the provision of the Intermodal Ported TN ID Service (referred to as the “Intermodal Charges”). Customer and Contractor agree and acknowledge that the Intermodal Ported TN ID Service is not necessary for the provision of number portability. Contractor agrees to compute and to allocate the compensation for the provision of Intermodal Ported TN ID Service in a fair and non-discriminatory manner consistent with the rules, regulations, orders, opinions and decisions of the Federal Communications Commission and other regulatory body having jurisdiction or delegated authority with respect to the NPAC/SMS or this Agreement.
(ii)Cost Plus the Fee. Subject to Section 15.7(i)(i) above and Section 15.7(i)(iv) below, the aggregate amount of Intermodal Charges received by Customer under this Section 15.7(i) since the inception of the Intermodal Ported TN Identification Service and during the Initial Term shall equal not more than the Cost plus the Fee, as more particularly described herein below.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

(A) Costs. “Costs” means those costs [* * *] or [* * *] and [* * *] or [* * *].
“Direct Costs” costs are those direct costs [* * *] or [* * *] and [* * *] and [* * *].
“Engineering Overhead Costs” are those costs [* * *] and [* * *].
“Administrative Overhead Costs” are those general administrative costs [* * *].
(B)    Fee. “Fee” is the amount that [* * *] percent [* * *]%[* * *].
(iii)Allocation. In establishing the Intermodal Charges payable by Qualified Limited User Data Recipients, Contractor shall allocate the Cost plus Fee among Qualified Limited User Data Recipients in any manner that is fair and reasonable, which for the purposes of this Section 15.7(i) shall mean usage based, equitably, customary for similar services, commercially reasonable, and which does not discriminate against similarly situated Qualified Limited User Data Recipients. Notwithstanding the foregoing, Contractor and Customer expressly agree and acknowledge that the manner of allocating the Cost plus Fee shall be solely the responsibility of the Contractor, and that Customer assume no responsibility or control with respect to such manner nor does Customer in any way endorse the manner selected by Contractor; subject, however, to the right of the Customer to seek guidance or direction from the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Agreement. Further, no amounts of any Intermodal Charges which, for whatever reason are not recovered by Contractor or allocated and paid for by Qualified Limited User Data Recipients, including by way of inclusion in any cost or overhead computations related to Services under the Master Agreements, any Statements of Work or otherwise, shall be charged or allocated to or assessed and paid by Customer, any Subscribing Customer, any User or any End-User.
(iv)Cost Review. Within ninety (90) days after the end of each calendar year, Contractor will cause its regular independent auditor

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

(“Contractor’s Auditor”) to commence a review of the accuracy and validity of the Costs and related calculations under Section 15.7(ii) (the “Intermodal Cost Review”). Within sixty (60) days after commencing the Intermodal Cost Review, Contractor’s Auditor shall issue a sufficiently detailed report (“Intermodal Cost Report”) to the Contractor validating the Costs incurred and identifying the Fee received by Contractor. Contractor shall make available to Contractor’s Auditor such documentation necessary to conduct the Intermodal Cost Review and issue the Intermodal Cost Report, including the following: general ledger reports of Intermodal Ported TN Identification Service activity, accounts payable vouchers, invoices, and documents supporting purchases in support of the Intermodal Ported TN Identification Service activity, and other financial records used to support general ledger activity related to the Intermodal Ported TN Identification Service and any other records reasonably requested by Contractor’s Auditor (collectively, the “Intermodal Review Documents”).
Contractor shall present Customer with the Intermodal Price Report within thirty (30) days after Contractor’s receipt of the Intermodal Price Report. Upon Customer’s receipt of the Intermodal Price Report, Customer shall have forty-five (45) days to review the Intermodal Price Report and, at Subscribing Customer’s sole cost and expense, do either of the following (i) meet with Contractor’s Auditor to review and explain the Intermodal Price Report, or (ii) inform Contractor in writing that Customer shall employ a separate auditor (“Customer’s Auditor”) to conduct a separate review of the accuracy and validity of the Costs incurred under this Section 15.7. Customer’s Auditor will be given reasonable access to the Intermodal Review Documents. Customer’s Auditor shall complete such separate review within ninety (90) days of receipt of the Intermodal Price Report. Before access is given to Customer’s Auditor, Customer’s Auditor will have to execute a non-disclosure agreement with Contractor to prevent the disclosure of Contractor proprietary or confidential information or other information not relevant to verifying the accuracy and validity of the Costs incurred by the Contractor under this Section 15.7.
If it is determined by Contractor’s Auditor or Customer’s Auditor that the compensation Contractor has received since the inception of the

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

Intermodal Ported TN Identification Service under this Section 15.7 exceeds Cost plus the Fee, Contractor shall propose to Contractor’s Auditor and Customer’s Auditor, if any, its plan, which may include, but is not limited to, at Contractor’s discretion, changes to the Intermodal Charges under Section 15.7(i)(i) and and/or the allocations under Section 15.7(i)(iii), such that its continuing aggregate compensation does not exceed Cost plus the Fee in accordance with Section 15.7(i)(ii). Contractor’s Auditor and Customer’s Auditor, if any, shall review for reasonableness and adequacy Contractor’s proposal (e.g., that such plan’s underlying assumptions provide a reasonable basis for Contractor’s forecast of revenue and expenditures) and supplement, as necessary, the Intermodal Cost Report. In no event shall Contractor be deemed in violation of Section 15.7(i)(ii) merely because the amount of Intermodal Charges received by Customer under this Section 15.7(i) since the inception of the Intermodal Ported TN Identification Service and during the Initial Term exceeds Cost plus the Fee; provided, however, that Contractor’s Auditor and Customer’s Auditor, if any, concludes that Contractor’s proposal under this paragraph for limiting its aggregate compensation such that it does not exceed the limit set forth in Section 15.7(i)(ii) is reasonable and adequate.
(v)If Customer’s Auditor determines that the amount of Intermodal Charges received by Customer under this Section 15.7(i) since the inception of the Intermodal Ported TN Identification Service and during the Initial Term exceeds Cost plus the Fee by more than [* * *] percent [* * *]%[* * *], Contractor shall reimburse Customer for the reasonable costs of such review by the Customer’s Auditor; provided however that such reimbursement for Customer collectively shall not exceed [* * *] US Dollars [* * *] US $[* * *].
(j)    Audit of Section 15.7 Performance. Subject to Section 15.7(e), Contractor shall annually engage the GEP Auditor separately to audit Contractor’s compliance with this Section 15.7 (referred to as the “Intermodal Services Audit”), including the maintenance of the certifications and issuance of the reports set forth in Section 15.7(h) and the computation of the Intermodal Services Charge under Section 15.7(i). The costs and expenses of the Intermodal Services Audit shall be charged and accounted for separately from the costs and expenses of the GEP Audit and shall be properly included in “Direct Costs” under Section 15.7(i). A report

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
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_Yes

from the GEP Auditor regarding the results of the Intermodal Services Audit (“Intermodal Services Audit Report”) shall be provided to the Customer and the Contractor for informational purposes only in the same manner that the GEP Audit Report is provided under Section 34.4(e), and such Intermodal Services Audit Report shall be so provided within thirty (30) days after its completion, subject to any review and consideration of a draft of the Intermodal Services Audit Report Draft. If the GEP Auditor is unable alone to determine the methodology and procedures for the Intermodal Services Audit, such Auditor shall determine the methodology and procedures in consultation with the Customer and the Contractor, and the GEP Auditor shall included in such Intermodal Services Audit Report both findings and recommendations to correct and identified deficiencies or failures to comply with the provisions of this Section 15.7. Notwithstanding the foregoing, the Customer and the Contractor agree and acknowledge that neither the Intermodal Services Audit nor this Section 15.7 is intended to result in the imposition of any damages, Performance Credits, TN Porting Price Reductions, subject to Section 15.7(d) above regarding the effect and consequences on the Services from the provision of the Intermodal Ported TN ID Service and the causes for termination of the provision of the Intermodal Ported TN ID Service and all Intermodal Ported TN ID Service Agreements set forth in Section 15.7(l) below.
(k)    Neutrality Reviews. In addition to the Intermodal Services Audit, and further subject to Section 15.7(e), the Intermodal Ported TN ID Service shall be included in the Neutrality Review provided for in the Assignment Agreement (Contractor Services Agreement), dated November 30, 1999, by and among Contractor, Lockheed Martin IMS and the Customer (the “Assignment Agreement”). If it is determined under and as part of a Neutrality Review that Contractor’s provision of the Intermodal Ported TN ID Service in any way resulted in the violation of a neutrality requirement set forth in the Master Agreement, the User Agreement, the Assignment Agreement, or any applicable rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement. Contractor shall attempt to correct such violation within thirty (30) days following the date of the issuance of the Neutrality Review; provided, however, that where such failure cannot reasonably be cured within such thirty (30) day period, so long as Contractor is diligently pursuing such cure, and regulatory authorities having jurisdiction over such matters (after having reviewed the details of the event

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

(s) causing Contractor’s failure) have not specifically required Customer to terminate the Intermodal Ported TN ID Service and terminate all Intermodal Ported TN ID Service Agreements, the time for curing such failure shall be extended for such period as may be necessary for Contractor to complete such cure. Notwithstanding the foregoing, the Customer may, at its election but without duty or obligation, and without risk of costs or damages recoverable from Contractor for Customer’s election, seek the guidance and direction of such regulatory authorities if such failure has not been cured with ninety (90) days following the date of the issuance of the Neutrality Review and the Intermodal Ported TN ID Service and all Intermodal Ported TN ID Service Agreements have not been terminated. The costs and expenses of including the Intermodal Ported TN ID Service in the Neutrality Review shall be charged and accounted for separately from the costs and expenses of the Neutrality Review and shall be properly included in “Direct Costs” under Section 15.7(i).
(l)    Additional Causes for Termination. In addition to the causes for termination of this Agreement and the User Agreement set forth in this Agreement and the User Agreement, the provision of the Intermodal Ported TN ID Service and all Intermodal Ported TN ID Service Agreements shall immediately be terminated upon the direction of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Agreement or upon an finding or determination of the Federal Communications Commission or any other regulatory body that the continued provision of the Intermodal Ported TN ID Service is contrary to or inconsistent with the duties or roles of the Contractor or the Customer in any way. Contractor shall be responsible for any fines and penalties arising from any noncompliance by Contractor, its subcontractors or agents with any such determinations, findings or rulings or with Contractor’s refusal to terminate the provision of the Intermodal Ported TN ID Service and all Intermodal Ported TN ID Service Agreements.

6.	IMPACTS ON MASTER AGREEMENT
The following portions of the Master Agreement are impacted by this Amendment:

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
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_Yes

√	Master Agreement
None	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
None	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
None	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Escrow Agreement
None	System Performance Plan for NPAC/SMS Services
√	Exhibit O - Intermodal Ported TN Identification Service Agreement
None	Exhibit P - LEAP Service Agreement
None	Exhibit N System Performance Plan for NPAC/SMS Services
None	Disaster Recovery
None	Back-up Plans
None	Gateway Evaluation Process (Article 32 of Master Agreement)

7.	MISCELLANEOUS
(a)    Neither Customer nor Subscribing Customer shall in any way be liable to any Qualified Limited User Data Recipient or Second Tier Limited User Data Recipient or to Contractor or any User under the Intermodal Ported TN ID Service Agreements or as a result of the provision the Intermodal Ported TN ID Service.
(b)    Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the Amendment Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the Amendment Effective Date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this. From and after the Amendment Effective Date, Amendment shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

obligations of each of the Parties thereto with respect to such Service Area, and neither this Amendment nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto.
(c)    If any provision of this Amendment is held invalid or unenforceable the remaining provision of this Amendment shall become null and void and be of no further force or effect. If by rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement, this Amendment is required to be rescinded or is declared ineffective or void in whole or in part, whether temporarily, permanently or ab initio (an “Ineffectiveness Determination”), immediately upon such Ineffectiveness Determination and without any requirement on any party to appeal, protest or otherwise seek clarification of such Ineffectiveness Determination, this Amendment shall be rescinded and of no further force or effect retroactively to the Amendment Effective Date. Consequently, the Master Agreement in effect immediately prior to the Amendment Effective Date shall continue in full force and effect in accordance with its terms, unchanged or modified in any way by this Amendment. In the event of an Ineffectiveness Determination, any amounts that would have otherwise been due and payable under the terms and conditions of the Intermodal Ported TN ID Service Agreements or as a result of the provision the Intermodal Ported TN ID Service (the “Unpaid Intermodal Charges”) will in no event be charged to allocated to Users or End Users, including by way of inclusion in any cost or overhead computations related to Services under the Master Agreements, any Statements of Work or otherwise, without an explicit rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement directing the responsibility and liability for payment of those Unpaid Intermodal Charges by Users or End Users.
(d)    This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
(e)    If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this Amendment, as modified from time to time.
(f)    This Amendment is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted the Agreement in its final form.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

(g)    This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supercedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and collectively, and each is made in consideration of all of the other terms herein. All such modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein.
(h)    This Amendment, the use of the Cost Plus Fee method for determining compensation payable by Qualified Limited User Data Recipients and the composition and details of the Cost Plus Fee method set forth in this Amendment are intended by Contractor and Customer to be separate and distinct from and unrelated to any agreement with respect to Statements of Work under the Master Agreement and the method of determining the cost of such Statements of Work, and shall not be considered to alter, modify, change or amend any such agreements with respect to Statements of Work or to supersede any such agreements with respect to such Statements of Work.
[THIS SPACE INTENTIONALLY LEFT BLANK]

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
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_Yes

IN WITNESS WHEREOF, the undersigned have executed this Amendment:
CONTRACTOR: NeuStar, Inc.
By:__________________________________
Its:__________________________________
Date:_________________________________

CUSTOMER: North American Portability Management, LLC as successor in interest to and on behalf of Northeast Carrier Acquisition Company, LLC

By:__________________________________
Its:__________________________________
Date:_________________________________

By:__________________________________
Its:__________________________________
Date:_________________________________

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 48 Revision 2 (NE)
SOW:     √    No
_Yes

EXHIBIT O
INTERMODAL PORTED TN IDENTIFICATION SERVICE AGREEMENT